Exhibit 10.1

AMENDMENT NO. 1 TO

SECURITIES PURCHASE AGREEMENT

THIS AMENDMENT, dated as of June 6, 2012 (this “Amendment”), is between KIT DIGITAL, INC., a Delaware corporation (the “Company”), and the investor listed on the signature page hereto (the “Investor”).

WITNESSETH

WHEREAS, the parties hereto and certain other investors (collectively with the Investor, the “Buyers”) have heretofore entered into a Securities Purchase Agreement dated as of May 15, 2012 (the “Purchase Agreement”); and

WHEREAS, the Company and the Investor wish to amend the Purchase Agreement to add a new Section 4(t) thereto with respect to the Investor’s agreement to not engage in certain sales at certain times;

NOW, THEREFORE, the parties hereto hereby agree to amend the Purchase Agreement as follows:

1.        Definitions; References; Continuation of Purchase Agreement. Unless otherwise specified herein, each capitalized term used herein that is defined in the Purchase Agreement shall have the meaning assigned to such term in the Purchase Agreement. Each reference to “hereof,” “hereto,” “hereunder,” “herein” and “hereby” and each other similar reference, and each reference to “this Agreement”, the “Securities Purchase Agreement” and each other similar reference, contained in the Purchase Agreement and any other Transaction Document shall from and after the date hereof refer to the Purchase Agreement as amended hereby. Except as amended hereby, all terms and provisions of the Purchase Agreement and all other Transaction Documents shall continue unmodified and remain in full force and effect.

2.        No Short Sales at Various Times. Effective upon the execution and delivery of this Amendment and the execution and delivery of substantially identical amendments to the Purchase Agreement by each of the other Buyers, a new Section 4(t) shall be added to the Purchase Agreement to read as follows:

(t)        No Short Sales at Various Times.

Notwithstanding anything to the contrary contained in this Agreement (including Sections 3(hh) and 4(e) hereof), for the period(s) during which the number of Adjustment Shares are being determined pursuant to the terms of Section 1(b) of this Agreement, each Buyer, severally and not jointly with any other Buyers, covenants that neither it nor any of its Buyer Trading Affiliates will engage in any “short sale” (solely as defined in Rule 200 of Regulation SHO under the 1934 Act) of the Common Stock.

3.        Disclosure of Transactions and Other Material Information. On or before 8:30 a.m., New York City time, on the first Business Day after this Amendment has been executed, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by this Amendment and the amendments entered into by the other Buyers in the form required by the 1934 Act and attaching a form of this Amendment (including all attachments, the "8-K Filing"). From and after the filing of the 8-K Filing with the SEC, the Investor shall not be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide the Investor with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing with the SEC without the express prior written consent of the Investor.

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4.        Counterparts; Execution; Amendments. This Amendment may be executed in counterparts and by fax or electronic signatures, all of which shall be one and the same agreement and shall have binding legal effect. No waiver or amendment under or in respect of this Amendment shall be valid unless in writing signed by the party to be charged therewith.

5.        Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the date first above written.

KIT DIGITAL, INC.

By:	/s/ Barak Bar-Cohen
Barak Bar-Cohen
Chief Executive Officer

INVESTOR:

By:
Name:
Title:

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